                        UNITED STATES BANKRUPTCY COURT
                         EASTERN DISTRICT OF MICHIGAN


In the matter of:                       Case Number   97-59044-S
                                        Chapter 11    97-59052-G
                                                      97-59064-G
                                                      97-59057-S


MIDCOM Communications, Inc.
PacNet, Inc.
AdVal, Inc.
Cal-Tech International Corp.
----------------------------
        Debtor(s)                         Hon. Walter Shapero


                       STATEMENT OF DEBTOR IN POSSESSION
                            UNDER BANKR.R.PRO.9011
                       For the Month of December, 1997


The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines)


              X    Balance Sheet
             ---
              X    Profit and Loss Statement
             ---
              X    Cash Receipts and Disbursements Report
             ---
              X    Accounts Payable Aging Schedule
             ---
              X    Taxes Payable/Insurance Schedule
             ---
              X    Reconciled Bank Statements
             ---

The statements contained within have been completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr.R.Pro.9011.

            /s/ Kevin J. Smith
            -----------------------------------
            Debtor In Possession
            Kevin J. Smith, C.E.O.
            MC Liquidating Corporation


Date:


A.   Mail the original to:                 Mail one copy of this report to:
     UNITED STATES BANKRUPTCY COURT        OFFICE OF THE U.S. TRUSTEE
     211 W. FORT STREET                    477 MICHIGAN AVENUE
     DETROIT, MICHIGAN 48226               SUITE 1760
                                           DETROIT, MICHIGAN 48226

B. Mail a copy of this report to each member of the Creditor's Committee (if any) and the attorney for the Creditors' Committee (if any).

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                               Case Number:          97-59044-S
                                                Chapter 11            97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1997
                                     (000)

                                              MIDCOM     PACNET    CELTECH     ADVAL*      ELIM      CONSOL
                                              ------     ------    -------     ------      ----      ------
ASSETS:
------
CURRENT ASSETS:
--------------
  Cash                                         2,375        (95)         5          0         0       2,285
  Inter-Company Receivable                    14,955          0      5,013          0   (19,968)          0
  Related Party A/R                              180          0          0          0         0         180
  Account Receivable (Net)                    18,839      1,398        244          0         0      20,481
  Prepaid and Other Current Assets             5,995         86         44          0         0       6,125
                                            --------     ------      -----          -   -------    --------
TOTAL CURRENT ASSETS                          42,344      1,389      5,306          0   (19,968)     29,071

FIXED ASSETS:
------------
  Equipment, Furniture and
   Fixture, Lease Improvements                32,835      6,668         91          0         0      39,594
  Accum Depreciation                         (11,024)    (3,200)       (39)         0         0     (14,263)
                                            --------     ------      -----          -   -------    --------
NET FIXED ASSETS                              21,811      3,468         52          0         0      25,331

OTHER ASSETS:
------------
  Investment in Subs                             855          0          0          0      (855)          0
  Intangible Assets (Net)                      4,481          0          0          0         0       4,481
  Other Assets                                   676          0          5          0         0         681
                                            --------     ------      -----          -   -------    --------
TOTAL OTHER ASSETS                             6,012          0          5          0      (855)      5,162

TOTAL ASSETS                                  70,167      4,857      5,363          0   (20,823)     59,564
                                            --------     ------      -----          -   -------    --------

LIABILITIES:
-----------
POST PETITION LIABILITIES:
-------------------------
  Accounts Payable                               825        753         23          0         0       1,601
  Secured Line of Credit                      10,906          0          0          0         0      10,906
  Notes Payable                                    0          0          0          0         0           0
  Rents and Leases Payable                       188          0          0          0         0         188
  Taxes Payable                                  943         66         33          0         0       1,042
  Accrued Interest                             1,932          0          0          0         0       1,932
  Inter-company Payables                         513        338        455          0    (1,306)          0
  Accrued Expenses                             2,256          0          3          0         0       2,259
                                            --------     ------      -----          -   -------    --------
TOTAL POST PETITION LIABILITIES               17,563      1,157        514          0    (1,306)     17,928

PRE PETITION LIABILITIES:
------------------------
  Secured Line of Credit                      21,426          0          0          0                21,426
  Notes Payable                              113,740      3,150          0          0    (3,150)    113,740
  Capital Leases                              15,748          0          0          0                15,748
  Utility Taxes Payable                        2,245         89          0          0         0       2,334
  Accounts Payable                            37,190      3,535        406          0                41,131
  Accrued Expenses                            12,903        257         18          0        (6)     13,172
  Other Current Liabilities                    7,371         25          8          0         0       7,404
  Intercompany Payable                        15,295       (146)     3,513          0   (18,662)          0
                                            --------     ------      -----          -   -------    --------
TOTAL PRE PETITION LIABILITIES               225,918      6,910      3,945          0   (21,818)    214,955             177784

TOTAL LIABILITIES                            243,481      8,067      4,459          0   (23,124)    232,883

OWNERS' EQUITY:
--------------
Capital Stock and Paid-in Capital             65,750        100          6                  500      66,356
Retained Earnings:
  Pre-petition                              (215,920)    (3,111)       908                1,642    (216,481)
  Post-petition                              (23,144)      (199)       (10)         0       159     (23,194)
                                            --------     ------      -----          -   -------    --------
TOTAL OWNERS' EQUITY                        (173,314)    (3,210)       904          0     2,301    (173,319)

TOTAL LIABILITIES AND
  OWNERS EQUITY                               70,167      4,857      5,363          0   (20,823)     59,564
                                            --------     ------      -----          -   -------    --------

*Included in MIDCOM Balances.                      0          0          0          0         0           0


                                      ytd      -23144       -199        -10                  159      -23194
                                    Nov-97      -5732        -35         -9                    0       -5776
                                    Dec-97     -17412       -164         -1                  159      -17418

                                  b/schg.      -17412       -164         -1                  159      -17418
                                      i/s      -17412       -164          4                  159      -17413
                                                    0          0         -5                    0          -5


UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:                                    Case Number:     97-59044-S
                                                     Chapter 11       97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S


MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
              Debtor(s)

                           PROFIT AND LOSS STATEMENT
                    for the Period 12/1/97 through 12/31/97
                                     (000)

                                                          MIDCOM     PACNET    CELTECH      ADVAL     ELIM     CONSOL
                                                          ------     ------    -------      -----     ----     ------
Revenue                                                    6,253      1,871        193         0       (53)     8,264
Revenue Credits                                             (409)         0          0         0         0       (409)
                                                        --------      -----        ---         -       ---    -------
Net Revenue                                                5,844      1,871        193         0       (53)     7,855
Cost of Revenue                                            4,538      1,205        121         0       (31)     5,833
                                                        --------      -----        ---         -       ---    -------
Gross Margin                                               1,306        666         72         0       (22)     2,022

Operating Expenses:
Selling, General, and Administrative (Detail Attached)     6,800        749         66         0       (22)     7,593
Depreciation                                                 591         67          1         0         0        659
Amortization                                                 641          0          0         0         0        641
                                                        --------      -----        ---         -       ---    -------
Total Operating Expenses                                   8,032        816         67         0       (22)     8,893
                                                        --------      -----        ---         -       ---    -------

Non-recurring Charges:
Settlement of Contract Dispute                                 0          0          0         0         0          0
Restructuring Charge                                      10,775          0          0         0         0     10,775
Relocation Charge                                              0          0          0         0         0          0
Loss on Impairment of Assets                                   0          0          0         0         0          0
                                                        --------      -----        ---         -       ---    -------
Total Non-recurring Charges                               10,775          0          0         0         0     10,775

Total Operating Expenses                                  18,807        816         67         0       (22)    19,668
                                                        --------      -----        ---         -       ---    -------

Operating Loss                                           (17,501)      (150)         5         0         0    (17,646)

Other Expense (Income):
Interest Expense, Net                                       (104)         0          1         0         0       (103)
Other Expense (Income), Net                                   15         14          0         0         0         29
                                                        --------      -----        ---         -       ---    -------
                                                             (89)        14          1         0         0        (74)

Loss Before Provision for Income Taxes                   (17,412)      (164)         4         0         0    (17,572)
Provision for Income Taxes                                     0          0          0         0         0          0
                                                        --------      -----        ---         -       ---    -------
Net Loss                                                 (17,412)      (164)         4         0         0    (17,572)
                                                        --------      -----        ---         -       ---    -------

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

   In the matter of:                                     Case Number: 97-59044-S
                                                         Chapter 11   97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S


MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.      /
        Debtor(s)

                            STATEMENT OF CASH FLOW
                    for the Period 12/1/97 through 12/31/97
                                     (000)

-----------------------------------------------------
OPERATING ACTIVITIES:
-----------------------------------------------------
Net Income                                            $         (17,542)
Non-cash charges/credits to income:
    Depreciation                                                    659
    Amortization of Intangibles                                     641
Accounts Receivable                                               2,525
Prepaid Expenses                                                 (4,171)
Other Assets                                                          4
Accounts payable/Accrued Expenses                                11,638
                                                                 ------
  Cash provided by (used in) operations                          (6,246)

-----------------------------------------------------
INVESTING ACTIVITIES:
-----------------------------------------------------
Purchases of Plant and Equipment                                      0
                                                                 ------
Loans to Related Party                                                0
Proceeds from sale of Assets                                        903
Other, net                                                            0
  Cash used in investing activities                                 903

Effect of exchange rate changes                                       0

-----------------------------------------------------
FINANCING ACTIVITIES:
-----------------------------------------------------
Proceeds from Foothill Borrowings                                12,910
Repayment of Foothill Borrowings                                 (7,892)              5103
Other, net                                                          (79)
                                                                     --
  Cash provided by (used in) financing activities                 4,939

Increase (decrease) in cash                                        (404)

Cash at beginning of period                           $           2,689

Cash at end of period                                 $           2,285

UNITED STATES BANKRUPTCY
EASTERN DISTRICT OF MICHIGAN

In the matter of:          Case Number:          97-59044-S
                           Chapter 11            97-59052-G
                                                 97-59064-G
                                                 97-59057-S
MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.
         Debtor(s)


                            TAXES PAYABLE SCHEDULE
                    for the Period 12/1/97 through 12/31/97
                                     (000)

                              Beginning                            Payments/             Ending
                               Balance           Additions          Deposits             Balance
                               -------           ---------          --------             -------
MIDCOM/ADVAL
Income Tax Withheld:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
  Local                               0                  0                 0                     0
FICA Tax Withheld                     0                  0                 0                     0
Employer's FICA Tax                   0                  0                 0                     0
Unemployment Tax:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
Sales Use & Excise Tax     3,069,844.20         357,556.21       (612,435.08)         2,814,965.33
Accrued Income Tax:
  Federal                          0.00               0.00              0.00                  0.00
  State                            0.00               0.00              0.00                  0.00
Other                        162,201.13         248,167.00        (36,608.61)           373,759.52

Total                      3,232,045.33         605,723,21       (649,043.69)         3,188,724.85
                           ------------         ----------       -----------          ------------


PACNET
Income Tax Withheld:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
  Local                               0                  0                 0                     0
FICA Tax Withheld                     0                  0                 0                     0
Employer's FICA Tax                   0                  0                 0                     0
Unemployment Tax:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
Sales Use & Excise Tax       182,944.08         269,611.86       (299,152.26)           153,403.68
Accrued Income Tax:
  Federal                          0.00               0.00              0.00                  0.00
  State                            0.00               0.00              0.00                  0.00
Other                          1,173.12           1,344.85              0.00              1,173.12

Total                        184,117.20         270,956.71       (299,152.26)           154,576.80
                             ----------         ----------       -----------            ----------

CELTECH
Income Tax Withheld:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
  Local                               0                  0                 0                     0
FICA Tax Withheld                     0                  0                 0                     0
Employer's FICA Tax                   0                  0                 0                     0
Unemployment Tax:
  Federal                             0                  0                 0                     0
  State                               0                  0                 0                     0
Sales Use & Excise Tax        28,077.29          38,460.03        (35,614.94)            30,932.38
Accrued Income Tax:
  Federal                          0.00               0.00              0.00                  0.00
  State                            0.00               0.00              0.00                  0.00
Other                          2,266.62               0.00           (160.55)             2,106.07

Total                         30,343.91          38,460.03        (35,775.49)            33,028.45
                              ---------          ---------        ----------             ---------

                                                   Case Number:       97-59044-S
                                                   Chapter 11         97-59052-G
                                                                      97-59064-G
                                                                      97-59057-S

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

MIDCOM Communications, Inc.
PacNet Inc.
AdVal Inc.
Cel-Tech International Corp.
     Debtor(s)

                              INSURANCE COVERAGE
                                 DECEMBER 1997

MIDCOM/PACNET/ADVAL/CELTECH
                                                                                   POLICY             PREMIUM
                                                                                 EXPIRATION         PAID THROUGH
   TYPE:                                        POLICYHOLDER/POLICY NUMBER          DATE               DATE
   -----                                        --------------------------       ----------         ------------
Property/Liability/Computerized                 CIGNA/GPP D 33524791              05/01/98            01/31/98
 Business Equipment/Crime/Auto

Package Policy-Texas Only                       CIGNA/TCP 33908611                05/01/98            05/01/98

Umbrella                                        Indemnity Insurance Co. of NA/    05/01/98            05/01/98
                                                XOO G1882140A

Difference in Conditions including              RLI Insurance Co/ IMF 024737      06/18/98            06/18/98
 Earthquake and Flood

Directors & Officers Liability                  National Union Fire Ins Co./      01/24/00            06/24/98
                                                4848235

Directors & Officers -                          Genesis Indemnity Ins Co/         06/08/98            06/08/98
 Prospectus Liability                           ZXB 000837

Financial Guarantee Bond                        Contractors Bonding and    until cancelled            02/13/98
                                                Insurance Co/ FL 2183

Workers' Compensation Insurance                 Hartford Fire Insurance Co/       11/01/98            01/31/98
                                                52WBEM6171


PACNET

Property/Liability/Computerized                 CIGNA/GPP D 33524791              05/01/98            01/31/98
 Business Equipment/Crime/Auto

Package Policy-Texas Only                       CIGNA/TCP 33908611                05/01/98            05/01/98

Umbrella                                        Indemnity Insurance Co. of NA/    05/01/98            05/01/98
                                                XOO G1882140A

Difference in Conditions including              RLI Insurance Co/ IMF 024737      06/18/98            06/18/98
 Earthquake and Flood

Directors & Officers Liability                  National Union Fire Ins Co./      01/24/00            06/24/98
                                                4848235

Directors & Officers -                          Genesis Indemnity Ins Co/         06/08/98            06/08/98
 Prospectus Liability                           ZXB 000837

Financial Guarantee Bond                        Contractors Bonding and    until cancelled            02/13/98
                                                Insurance Co/ FL 2183

Workers' Compensation Insurance                 Hartford Fire Insurance Co/       11/01/98            01/31/98
                                                52WBEM6171


CELTECH

Property/Liability/Computerized                 CIGNA/GPP D 33524791              05/01/98            01/31/98
 Business Equipment/Crime/Auto

Package Policy-Texas Only                       CIGNA/TCP 33908611                05/01/98            05/01/98

Umbrella                                        Indemnity Insurance Co. of NA/    05/01/98            05/01/98
                                                XOO G1882140A

Difference in Conditions including              RLI Insurance Co/ IMF 024737      06/18/98            06/18/98
 Earthquake and Flood

Directors & Officers Liability                  National Union Fire Ins Co./      01/24/00            06/24/98
                                                4848235

Directors & Officers -                          Genesis Indemnity Ins Co/         06/08/98            06/08/98
 Prospectus Liability                           ZXB 000837

Financial Guarantee Bond                        Contractors Bonding and    until cancelled            02/13/98
                                                Insurance Co/ FL 2183

Workers' Compensation Insurance                 Hartford Fire Insurance Co/       11/01/98            01/31/98
                                                52WBEM6171